Exhibit 99.2

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[LOGO]

Investor Presentation
November 2005

[LOGO]

Forward-Looking Statements

Certain matters discussed in this presentation, except for historical information contained herein, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  When used in this report, words such as “anticipates”, “believes”, “expects”, “estimates”, “intends”, “plans”, “projects” and similar expressions, as they relate to the Company or management, identify forward-looking statements.  Forward-looking statements include, among other things, business strategy and expectations concerning industry conditions, market position, future operations, profitability, liquidity and capital resources.  Management’s expectations and assumptions regarding Company operations and other future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements.  Although we believe that the expectations reflected in such statements are reasonable, we can give no assurance that such expectations will be correct.

Senior Management

Geokinetics Inc.

•                  Dave Johnson, CEO and President

•                  President Worldwide Deepwater – Phillips

•                  VP Exploration – Vastar & Spirit Energy 76

•                  General Manager of Geophysics, R&D, Exploration – Shell Oil

•                  Tom Concannon, CFO and Vice President

•                  President – New Jersey Natural Resources

Quantum Geophysical, Inc. (Seismic Acquisition Subsidiary)

•                  Jim White, President – Quantum Geophysical, Inc.

•                  CEO – Trace Energy Services Ltd.

•                  VP North and South America – Western/GECO

•                  Lynn Turner, President – Quantum (US), COO – Quantum Geophysical, Inc.

•                  President – Seis Pros

•                  Sr. VP Operations – Fairfield

•                  Dave Smiddy, President – Trace (Canada)

•                  General Manager (Canada) – Trace Energy Services Ltd.

Geophysical Development Corp. (Data Processing Subsidiary)

•                  Lee Bell, President

•                  VP Technology – Western/GECO

•                  GM Reservoir Description – Western/GECO

•                  President – Geo-Signal

Offering Summary

•	Issuer:	Geokinetics Inc. (“Geokinetics” or the “Company”)

•	Security Type:	Common Stock

•	Gross Proceeds:	$30 million

•	Use of Proceeds:	Fund Trace acquisition, repay debt, fund capital expenditures and working capital, and pay offering expenses

•	Pre-offer Basic Shares Outstanding:	18,992,113 as of 9/30/05

•	Pre-offer Fully Diluted Shares Outstanding:	30,635,735(1) as of 9/30/05

•	Ticker / Exchange:	GOKN / OTC BB

•	Expected Pricing:	Week of November 14th

•	Sole Placement Agent:	RBC Capital Markets

(1) Assumes 8,333,000 shares are issued upon conversion of the Company’s convertible preferred securities and 3,310,622 options and warrants are outstanding (3,295,622 options at average strike price of $0.23 and 15,000 warrants at average strike price of $0.77).

Investment Highlights

•                  Significant growth prospects

•                  Strong macro-economic conditions and industry fundamentals

•                  Acquisition of Trace Energy Services Ltd. (“Trace”)

•                  Adds critical mass

•                  Adds leading-edge technology

•                  Broadens geographical coverage

•                  Historically strong revenue growth from 2000-2004

•                  Geokinetics’ CAGR was ~30%; Trace’s was ~20%

•                  Geokinetics/Trace combined contracted backlog of ~$107 million

•                  Increased pricing power

•                  Contract terms and margins are improving

•                  Current contracts expected to be completed by second half of 2006

•                  Strong client relationships

•                  Combined cash flow funds organic growth

•                  Geokinetics/Trace have invested $12.3 million since 1/1/04 to expand seismic crews and equipment

•                  3Q2005 (unaudited) Geokinetics/Trace seismic acquisition (excluding GDC) run-rate revenue is $24.9 million US and EBITDA is $3.6 million US

•                  Balance sheet provides financial flexibility

•                  Pro forma Total Debt / Capitalization of 30.5%

•                  Pro forma Total Debt / 3Q2005 Annualized EBITDA of 1.2x

•                  Sophisticated energy investor support for many years (i.e. Wexford, Blackhawk, CSFB)

•                  Experienced and motivated management team

Pro Forma Corporate Structure

[LOGO]

[LOGO]		[LOGO]

[LOGO]	[LOGO]

•                  Geokinetics Inc. is a holding company for Quantum Geophysical, Inc. and Geophysical Development Corp.

•                  Quantum Geophysical, Inc. will consist of a U.S. subsidiary and a Canadian subsidiary

Board of Directors

•                  William R. Ziegler (Chairman and Director)

•                  General Partner – Somerset Capital Partners; Managing Member – Blackhawk Investors II

•                  Of counsel to Satterlee Stephens Burke & Burke; Vice Chairman and director of Grey Wolf; and a director of Flotek Industries

•                  Formerly Chairman of Parson & Brown; partner at both Whitman Breed Abbott & Morgan and Whitman & Ransom

•                  Dave Johnson (President, Chief Executive Officer and Director)

•                  Formerly President, Worldwide Deepwater, of Phillips Petroleum; VP Exploration of Spirit Energy; Senior VP Exploration and Land of Vastar; and GM Geophysics, R&D, Exploration of Shell Oil

•                  Christopher M. Harte (Director)

•                  Investor Member – Blackhawk Investors II

•                  Director of several corporations, including Harte-Hanks and Crown Resources

•                  Formerly President of Portland Newspapers

•                  Steven A. Webster (Director)

•                  Co-Managing Partner – Avista Capital Partners; Chairman – Global Energy Partners (an affiliate of Credit Suisse First Boston); General Partner – Somerset Capital Partners; Managing Member – Blackhawk Investors II

•                  Chairman of Carrizo Oil & Gas; director of Grey Wolf, Crown Resources, Carrizo Oil & Gas, Brigham Exploration, and Goodrich Petroleum; and is a trust manager of Camden Property Trust

•                  Formerly President and CEO of R&B Falcon and Chairman and CEO of Falcon Drilling

•                  Daniel Frank Harrison (Director)

•                  CEO of Bronco Drilling and Managing Partner of Eufaula Energy

•                  Formerly President of Harding and Shelton; Executive VP of Indian Oil; and President and CEO of Boswell Energy

Geokinetics Overview

•                  Public company

•                  Focused on seismic acquisition and data processing

•                  Approximately 260 employees

•                  Quantum Geophysical, Inc. (“Quantum”)

•                  Seismic acquisition

•                  Entails the use of seismic sensors (geophones) placed on the ground to record sound waves generated by explosions or by vibrations

•                  Geophysical Development Corporation (“GDC”)

•                  Data processing, analysis & interpretation

[GRAPHIC]

Company History

Year	Event

1980-1996	• Geokinetics Inc. organized in Delaware • Formed Quantum Geophysical, Inc. to conduct seismic acquisition operations

1997

•      Established strategy as a technologically-advanced provider of seismic acquisition services

•      As a result of equipment purchases and acquisitions, the Company operated seismic crews in the Rocky Mountain and Gulf Coast regions

1998	• Completed acquisition of Geophysical Development Corp., which is engaged in providing seismic data processing, software and consultation services

1999	• The Company completed divesting certain oil and gas properties

1999-2001	• A broad industry downturn significantly hindered the seismic market and the Company’s financial results

2003	• The Company completed a comprehensive debt restructuring with its principal creditors • Dave Johnson was appointed as President, Chief Executive Officer, and a member of the Board

2005	• Added 3rd acquisition crew • Entered into a Stock Purchase Agreement with Trace Energy Services Ltd.

Vision and Corporate Strategies

•                  Vision

•                  Become the leading North American based, full-service seismic company

•                  Goal

•                  Grow revenue and earnings in excess of 20% per year

•                  Strategies

•                  Near-term (2006)

•                  Capture the value of the Trace acquisition

•                  Integrate Trace into Quantum

•                  Fully utilize equipment

•                  Capture Trace’s clients for GDC processing

•                  Capitalize on the technology investment in GDC

•                  Return GDC to profitability

•                  Build a significant depth-imaging business

•                  Mid-term (2007-2008)

•                  Fund organic growth from cash flow

•                  Dominate North American land market

•                  Pursue accretive M&A opportunities

•                  Penetrate select international markets

•                  Longer-term (2009+)

•                  Similar strategies as those in mid-term

•                  Add focused Data Library business

Seismic Industry Fundamentals

[LOGO]

Macro Drivers

Global E&P Spending

Forecasted to increase 13% in 2005

			Increase
(US$ in millions)	2004	2005	$	%
US	$37,579	$43,673	$6,094	16%
Canadian	18,641	20,077	1,436	8%
International	113,226	128,082	14,856	13%
Total	$169,446	$191,832	$22,386	13%

Source: Street research (June 2005)

•                  Global E&P spending is expected to be up 13% from 2004 to 2005; increases are expected to continue through 2006

•                  Commodity prices are near all-time highs

•                  Oil has averaged ~$64 / bbl and gas has averaged ~$12 / mcf for the past three months

•                  Seismic companies anticipate demand would remain strong even if oil prices dropped to $40 / bbl

North American Rig Count

[CHART]

Source: Baker Hughes and Bloomberg

•                  Rig count at record levels

•                  Commodity prices have renewed exploration interests in onshore assets

•                  Activity closely tracks price

•                  Since January 2003, the number of North American rigs working has increased ~85%

Seismic Crew Counts & Commodity Prices

[CHART]

Source: World Geophysical News and Bloomberg

•                  Seismic contractors are experiencing a significant increase in contracted backlog

•                  Quantum’s contracted backlog is currently ~$72 million as of 9/30/05 (~143% increase from $29.6 million of contracted backlog on 3/31/05)

•                  Contract terms are improving

•                  Margins are beginning to respond to increased demand

•                  Number of seismic crews in North America have moderately increased over the past year

•                  Still large scope for further demand increases

[LOGO]

Quantum Geophysical Overview

[LOGO]

Quantum Overview and Strategy     [LOGO]

Overview

•                  3 land crews

•                  Gulf Coast, Rocky Mountains, and Mid-Continent

•                  Approximately 14,000 channels of Input/Output System II equipment

•                  Specialty in swamp and difficult terrain

•                  Experienced staff and operations personnel

•                  Leading provider to data library companies

Strategy

•                  Focus on North American onshore and transition zone 3D seismic acquisition market

•                  Focus on large jobs requiring high channel count

•                  Continue to incorporate and upgrade equipment to latest technologies

•                  Continue as a preferred provider to data library companies

Quantum Operating Locations

[GRAPHIC]

Quantum Customers

•                  Customers include major and independent exploration and production companies and data library companies

•                  Approximately 35 total customers over the past two years

•                  Longstanding relationships

Top 10 Clients

Year Ended 12/31/04				Nine Months Ended 9/30/05
Client	Type	Revenue	Percent	Client	Type	Revenue	Percent
(U.S. $ in thousands)
Client A *	Data library	$11,093	28%	Client A *	Data library	$7,111	18%
Client B	E&P	5,568	14%	Client K	E&P	5,415	14%
Client C *	Data library	5,441	14%	Client C *	Data library	4,730	12%
Client D	E&P	3,387	9%	Client L	E&P	3,452	9%
Client E *	E&P	3,090	8%	Client J *	E&P	3,372	9%
Client F	E&P	1,923	5%	Client M	E&P	2,601	7%
Client G	Data library	1,216	3%	Client N	E&P	2,540	7%
Client H	E&P	1,183	3%	Client O	E&P	1,811	5%
Client I	E&P	1,180	3%	Client E *	E&P	1,670	4%
Client J *	E&P	1,125	3%	Client P	E&P	1,242	3%
Total Top 10		$35,206	89%	Total Top 10		$33,943	87%
All Others		4,263	11%	All Others		5,046	13%
Total		$39,470	100%	Total		$38,988	100%

*              Highlighting indicates same customer over both time periods

[LOGO]

Competitive Landscape

•                  North American onshore seismic crews represent ~35% of global market (1)

•                  The combined entity (Quantum / Trace) will be one of the 10 largest onshore seismic contractors in the world (1)

North American Land Crews

3-D Crews

				% of Working
Rank	Company	Working Crews		Crews
1	Dawson Geophysical Co.	11		21%
2	Quantum Geophysical	3	7	6%	14%
	Trace Energy Services Ltd.	4		8%
3	Veritas DGC Inc.	5		9%
4	Lockhart Geophysical	4		8%
5	Petroleum Geo-Services ASA	4		8%
6	Tidelands Geophysical	4		8%
	Others	18		33%
	Total	53		100%

2-D Crews

		% of Working
Company	Working Crews	Crews
Paragon Geophysical	2	22%
Others	7	78%
Total	9	100%

Source: World Geophysical News, Geokinetics, and Trace management as of 11/3/05

(1) Based on working crews

3-D Seismic Landscape

[CHART]

Quantum Operations / Activity

•	Demand is up sharply
	•	Contracted backlog is up 143%

•	Margins beginning to improve
	•	2004 Margin	12%
	•	2005YTD Margin	15% (Adjusted for equipment rental)

•	Contract terms and conditions improving – provides margin lift
	•	Weather clauses
	•	Stand-by charges
	•	Term contracts

•	Average EBITDA per crew per month improving
	•	2002-2003	$108k
	•	2004	$169k
	•	2005YTD (unaudited)	$167k ($209k – adjusted for equipment rental)
	•	2Q2005 (unaudited)	$157k ($215k – adjusted for equipment rental)
	•	3Q2005 (unaudited)	$215k

•	By comparison
	•	Dawson (2Q2005)	$219k
	•	Tidelands (3Q2005)	$196k

[LOGO]

Trace Energy Services Ltd. Acquisition

[LOGO]

Trace Energy Overview     [LOGO]

•                  Private Canadian company

•                  Overlap with Quantum in some areas but experienced in Canada (inc. Arctic), California, West Texas, and NE US

•                  Approximately 400 employees at peak winter seasons (includes contract labor)

•                  North American provider of seismic acquisition with offices throughout Canada and the US

•                  5-6 crews depending on channel layout per crew

•                  No data processing

•                  Increase in unconventional North America drilling – seismic is critical

[GRAPHIC]

Trace Transaction Summary

•                  Price: C$35 million (~ $30 million US) plus 1 million shares of GOKN stock

•                  Multiple of 6.6x based on 2004 EBITDA of $4.5 million US

•                  Multiple of 3.8x based on annualized 3Q2005 EBITDA of $7.8 million US

•                  Appraised asset market value of $29.2 million US (1)

•                  Recent contracted backlog of ~$35 million US as of 9/30/05 (~75% US / 25% Canada)

•                  Pro forma Quantum/Trace seismic acquisition (excluding GDC) for 3Q2005 (unaudited):

•                  Revenue $24.9 million US; EBITDA $3.6 million US

•                  Critical mass adds value

•                  Adds 18,000 channels of existing capacity, including 9,000 of latest Input/Output System IV

•                  Comparable to Dawson – with Trace acquisition, brings to a total of 32,000 channels

•                  No new capacity and no new equipment added to market

•                  Improved equipment utilization

	Channels / Stations		Crew Count		Pro Forma
Crew Technology	Quantum	Trace	Quantum	Trace	Channels	Crews
RSR Channels	11,000	—	2	—	11,000	2
MRX Channels	3,000	9,000	1	3	12,000	4
System 4 Analog Channels	—	6,000	—	1-2	6,000	1-2
System 4 Digital Stations	—	3,000	—	1	3,000	1
Total	14,000	18,000	3	5-6	32,000	8-9

(1) Appraised by Mitcham Industries, Inc. on 8/11/05

•                  Expand operating footprint

•                  Canadian Arctic (and US), California, and Appalachian Mountains

•                  Expanding client base

•                  BP, OXY, and Apache

•                  Trace has a leading position in full-wave seismic data acquisition

•                  Cash flow to fund expansion and modernization

•                  Capitalize on improved demand and price

•                  Experienced management team

Synergies

•                  Improved equipment utilization

•                  Trace’s System IV Analog used only in Canadian winters

•                  54% utilization so far

•                  Quantum can put to use in US; additional utilization possible

•                  Cost savings

•                  SG&A costs reduced

•                  Enhanced and larger experienced work force to draw from for expansion

[GRAPHIC]

Geographic Diversification

Quantum and Trace Operating Locations*

[GRAPHIC]

* Marked areas on the map indicate locations where seismic surveys have been performed

Expanded Client Base

•                  Primarily oil and gas

•                  Input/Output System IV and leadership position in full-wave acquisition is opening doors to new clients

•                  During 2004, there was no overlap between Quantum’s and Trace’s top 10 customers

Top 10 Pro Forma Clients

Quantum Customers				Trace Customers (1)
Client	Type	FY2004	Percent	Client	Type	FY2004	Percent
(U.S. $ in thousands)
Client A	Data library	$11,093	32%	Client K	E&P	$5,930	17%
Client B	E&P	5,568	16%	Client L	E&P	5,717	16%
Client C	Data library	5,441	15%	Client M	E&P	5,110	15%
Client D	E&P	3,387	10%	Client N	E&P	4,210	12%
Client E	E&P	3,090	9%	Client O	E&P	3,025	9%
Client F	E&P	1,923	5%	Client P	E&P	2,958	8%
Client G	Data library	1,216	3%	Client Q	Data library	2,646	8%
Client H	E&P	1,183	3%	Client R	E&P	2,080	6%
Client I	E&P	1,180	3%	Client S	E&P	1,813	5%
Client J	E&P	1,125	3%	Client T	E&P	1,611	5%
Total Top 10		$35,206	100%	Total Top 10		$35,101	100%

(1) Trace revenues are gross and converted to US dollars using an exchange rate of 0.77

[LOGO]

[LOGO]

Geophysical Development Corporation Overview

[LOGO]

GDC Overview     [LOGO]

•                  History:

•                  Established in 1981 by Fred Hilterman, John Sherwood, and Reginald Neale

•                  1990’s – Direct Hydrocarbon Detection Technology (AVO)

•                  Acquired by Geokinetics in 1998

•                  Today:

•                  Full-service data processing

•                  AVO focused interpretive products

•                  Sub-salt imaging

[GRAPHIC]

N. America

Beaufort Sea

Canada

Mexico

N. Slope

USA - All

Europe

Albania

Hungary

Irish Sea

Italy

Germany

Med. Sea

N. Sea

Poland

Middle East

Israel

Jordan

Kuwait

Oman

Saudi Arabia

Syria

Yemen

Asia

Bangladesh
China
Indonesia
Kazakhstan
Myanmar
Pakistan
Russia
S. China Sea
Thailand
Vietnam
Caspian Sea
India
Iran
Malaysia
New Guinea
Red Sea
Sakhalin
S. Korea
Turkey

S. America

Argentina
Brazil
Columbia
Fr. Guiana
Paraguay
Suriname
Bolivia
Chile
Ecuador
Guyana
Peru
Venezuela

Africa

Algeria
Congo
Guinea
Morocco
Zaire
Angola
Egypt
Ivory Coast
Nigeria
Cameroon
Gabon
Liberia
Tunisia

Australia

Timor Sea

Note: Locations indicate regions that seismic data was processed

* Indicates GDC office locations

GDC Profitability

•                  GDC has not been profitable since 2002

•                  Heavy investments in technology upgrades

•                  Transitioning software to more powerful Linux clusters has hurt efficiency

•                  Market for depth-imaging technology is expanding rapidly

•                  Has not attained critical mass in operations

•                  Profit improvement plan

•                  Hardware environment stable and expandable at low cost

•                  New contracts in Mexico and China have large upside

•                  Build key client base in Gulf of Mexico sub-salt

•                  Only need 3-4 big clients

•                  Build sub-salt imaging reputation

•                  Focus on quality and execution

•                  Expect to contribute profitably by second half of 2006

GDC Strategy

•                  Take Direct Hydrocarbon Detection Technology (AVO) to the world

•                  Pursuing significant contract in Mexico

•                  Have first AVO contract and first imaging contract in China

•                  Interest from Middle East national oil companies

•                  Position depth-imaging technology for Gulf of Mexico lease roll

•                  Dominant West Africa competitive position

•                  Companies need depth-imaging technology to image beneath salt

•                  Developing leading edge technology

•                  2,500 deepwater blocks expire in ‘06 to ‘08

•                  Capture market share in North America land processing

•                  Develop multi-component processing capabilities

Depth Imaging

[GRAPHIC]

Financial Review

[LOGO]

Financial Summary - Highlights

•                  3Q2005 (unaudited) Geokinetics/Trace revenue of $25.8 million and EBITDA of $2.7 million

•                  Includes GDC subsidiary

•                  Revenue: $851k

•                  EBITDA: $(864)k

•                  Hurricane Rita impact on 3Q results

•                  10 days of recording revenue were lost

•                  3Q2005 (unaudited) Geokinetics/Trace (excluding GDC) revenue of $24.9 million and EBITDA of $3.6 million

•                  Contracted backlog is robust

•                  Quantum’s contracted backlog is currently ~$72 million US as of 9/30/05; represents ~143% increase from 3/31/05 contracted backlog of $29.6 million US

•                  Trace’s contracted backlog is currently ~$35 million US as of 9/30/05

•                  Pro forma capitalization

•                  Approximately $12.4 million US of Trace’s net debt (HSBC) will be assumed

•      Total debt / capitalization of 30.5%

•      Total debt / 3Q2005 Annualized EBITDA of 1.2x

3Q2005 (unaudited) Combined Income Statement

•      Geokinetics revenue of $15.5 million; combined revenue of $25.8 million

•      Geokinetics EBITDA of $0.7 million; combined EBITDA of $2.7 million

	Three months Ended
	September 30, 2005
(USD in thousands)	Geokinetics	Combined
	(Unaudited)	(Unaudited)
Revenue
Quantum (Seismic Acquisition)	$14,666	$14,666
Trace (Seismic Acquisition)	—	10,299
GDC (Seismic Data Processing)	851	851
Total Revenues	$15,517	$25,816

Expenses
Operating Exenses
Quantum (Seismic Acquisition)	$12,584	$12,584
Trace (Seismic Acquisition)	—	7,488
GDC (Seismic Data Processing)	1,513	1,513
G&A
Geokinetics, Inc. (1)	693	693
Trace (Seismic Acquisition)	—	851
Total Expenses	$14,790	$23,129

EBITDA	$727	$2,687

(1) Note, G&A for GDC subsidiary is $202.5k.

Note: Combined financial statements for the three months ended 9/30/05 have not been reviewed by the Company’s auditors

Historical Pro Forma / Combined Income Statement

	Year Ended		Six Months Ended		Six Months Ended		Last Twelve Months (2)
	December 31, 2004		June 30, 2004		June 30, 2005		June 30, 2005
(USD in thousands)	Geokinetics	Pro Forma	Geokinetics	Combined	Geokinetics	Pro Forma	Geokinetics	Combined
	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue
Quantum (Seismic Acquisition)	$39,470	$39,470	$19,998	$19,998	$24,322	$24,322	$43,794	$43,794
Trace (Seismic Acquisition)	—	34,645	—	18,904	—	18,127	—	33,868
GDC (Seismic Data Processing)	3,675	3,675	1,348	1,348	2,267	2,267	4,594	4,594
Total Revenues	$43,145	$77,790	$21,346	$40,250	$26,589	$44,715	$48,388	$82,256

Expenses
Operating Exenses
Quantum (Seismic Acquisition)	$34,343	$34,343	$18,451	$18,451	$21,477	$21,477	$37,369	$37,369
Trace (Seismic Acquisition)	—	26,981	—	14,409	—	14,431	—	27,004
GDC (Seismic Data Processing)	5,619	5,619	2,662	2,662	3,315	3,315	6,272	6,272
G&A
Geokinetics, Inc. (1)	2,358	2,358	1,230	1,230	1,218	1,218	2,346	2,346
Trace (Seismic Acquisition)	—	3,138	—	1,486	—	1,729	—	3,381
Total Expenses	$42,321	$72,440	$22,343	$38,237	$26,010	$42,170	$45,988	$76,372

EBITDA	$824	$5,351	$(997)	$2,012	$579	$2,545	$2,400	$5,883

Depreciation and Amortization	$851	$5,665	$445	$1,371	$389	$3,248	$794	$7,542
Other Income
Interest Income	26	42	12	17	31	41	46	67
Interest Expense	(441)	(865)	(222)	(509)	(194)	(404)	(413)	(760)
Other Income (Expense)	—	(614)	1	(476)	0	161	(0)	23
Income (Loss) Before Income Tax	$(441)	$(1,752)	$(1,652)	$(327)	$28	$(904)	$1,239	$(2,329)
Income Tax	—	664	—	701	—	285	—	248
Net Income (Loss) From Cont. Ops.	$(441)	$(2,415)	$(1,652)	$(1,028)	$28	$(1,190)	$1,239	$(2,577)

(1) G&A for GDC subsidiary is $810k, $405k, $405k, and $810k for the periods FY04, 1H04, 1H05, and LTM, respectively.

(2) Last twelve months calculated by adding FY’04 results with 1H’05 results and then subtracting 1H’04 results.

Note: Combined financial statements have not been reviewed by the Company’s auditors

Free Cash Flow

•      Strong improvement seen in nine month period ended September 30, 2005

•      Since January 2004, ~$12.3 million has been spent to expand seismic crews and equipment

	Year Ended			Nine Months Ended
	December 31, 2004			September 30, 2005
(USD in thousands)	Geokinetics	Trace	Combined	Geokinetics	Trace	Combined
	(Audited)	(Audited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Net Income	$(441)	$1,208	$767	$444	$357	$802
Depreciation & Amortization	851	2,460	3,310	627	2,441	3,068
Deferred Taxes and Other	—	620	620	—	(256)	(256)
Capital Expenditures (1)	(805)	(7,855)	(8,660)	(2,744)	(4,295)	(7,038)
Change in Working Capital	(2,960)	(676)	(3,636)	3,628	(644)	2,983
Free Cash Flow	$(3,355)	$(4,244)	$(7,599)	$1,956	$(2,398)	$(442)

(1) Of the total capital expenditures for the combined periods, totaling $15.698 million, ~$12.317 million was used for crew and equipment expansion ($7.257 million in FY04 and $5.060 million in 9 months ended 9/30/05).

Note: Combined financial statements have not been reviewed by the Company’s auditors

Pro Forma Summary Capitalization

	Geokinetics		Trace (1)
(USD in thousands)	30-Jun-05		30-Jun-05		Adjustments (2)	Pro Forma

Cash	$3,627.0		$623.5		$3,700.0	$7,950.5

Current Maturities of Long-term Debt & Capital Leases	$1,857.5		$3,209.8		$(1,116.0)	$3,951.3
Short-term Debt	—		1,811.5		—	1,811.5
Long-term Debt & Capital Leases, Net	1,501.0		7,403.5		(1,476.0)	7,428.5
Total Debt	$3,358.6		$12,424.9			$13,191.4

Preferred Stock	$2,484.7		—		$(2,484.7)	—
Stockholder’s Equity	(2,462.0)		9,676.9		22,857.8	30,072.7

Total Capitalization	$3,381.2		$22,101.8			$43,264.1

Total Debt / Capitalization	99.3%		56.2%			30.5%

Total Debt / 3Q05 Annualized EBITDA (3)	1.2	x	1.6	x		1.2	x

(1)   Trace debt is net of Trace Option Pool of $2.4 million as shown in the Sources and Uses Table on page 35.

(2)   Takes into account both transaction adjustments resulting from Trace acquisition and offering adjustments as defined in the Sources and Uses Table.

(3)   Three-month EBITDA (ended 9/30/05) annualized by multiplying by 4.

Offering and Use of Proceeds

Sources and Uses (1)

(USD in thousands)

Sources
Equity Offering	$30,000
Trace/HSBC Debt (2)	14,867

Total	$44,867

Uses
Acquire Trace	$29,120
Repay Debt
Geolease	2,592
Mitcham Rental	1,712
Trace Option Pool (2)	2,443
Capital Expenditures	3,100
Working Capital	3,700
Offering Expenses	2,200
Total	$44,867

(1)      Based on June 30, 2005

(2)      Net debt assumed by Geokinetics is ~$12.4 million

Investment Highlights

•      Significant growth prospects

•      Strong macro-economic conditions and industry fundamentals

•      Acquisition of Trace Energy Services Ltd. (“Trace”)

•      Adds critical mass

•      Adds leading-edge technology

•      Broadens geographical coverage

•      Historically strong revenue growth from 2000-2004

•      Geokinetics’ CAGR was ~30%; Trace’s was ~20%

•      Geokinetics/Trace combined contracted backlog of ~$107 million

•      Increased pricing power

•      Contract terms and margins are improving

•      Current contracts expected to be completed by second half of 2006

•      Strong client relationships

•      Combined cash flow funds organic growth

•      Geokinetics/Trace have invested $12.3 million since 1/1/04 to expand seismic crews and equipment

•      3Q2005 (unaudited) Geokinetics/Trace seismic acquisition (excluding GDC) run-rate revenue is $24.9 million US and EBITDA is $3.6 million US

•      Balance sheet provides financial flexibility

•      Pro forma Total Debt / Capitalization of 30.5%

•      Pro forma Total Debt / 3Q2005 Annualized EBITDA of 1.2x

•      Sophisticated energy investor support for many years (i.e. Wexford, Blackhawk, CSFB)

•      Experienced and motivated management team

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Investor Presentation
November 2005